UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A (RULE 14a-101)

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LIN TV Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed merger of LIN TV Corp. (“LIN TV”) with and into LIN Media LLC (a wholly-owned subsidiary of LIN TV).  On July 24, 2013, LIN TV issued the attached press release.

For Immediate Release
Contacts:  Courtney Guertin

Corporate Communications Manager

401-457-9501

courtney.guertin@linmedia.com

Richard Schmaeling, Chief Financial Officer

401-457-9510

richard.schmaeling@linmedia.com

LIN TV Corp. Updates Its Intention Regarding the Timing For Completing Its Reorganization Into a Limited Liability Company

PROVIDENCE, RI, July 24, 2013 - LIN TV Corp. (“LIN”; NYSE: TVL), a local multimedia company, has enjoyed an increase of approximately 32% in the trading price of its class A common stock since announcing its entry into a merger agreement with LIN Media LLC, a recently formed, wholly-owned limited liability company subsidiary (“LIN Media”).  The merger will allow LIN to convert its form of organization from a corporation to a limited liability company.   LIN has solicited proxies from its stockholders to vote on the adoption of the merger agreement, and approve the merger of LIN into LIN Media, at a special meeting of stockholders to be held on July 30, 2013.

As LIN has previously disclosed, the benefit to LIN of completing the merger is the ability to reduce all or a portion of a $573 million capital gain that resulted from LIN’s sale of a minority interest in a joint venture in February 2013.  The amount of the reduction is directly related to, and is reduced by, an increase in the trading price of LIN’s class A common stock.  As LIN has previously communicated to its stockholders and as a result of the recent increase in the current trading price of LIN’s class A common stock, LIN’s board of directors may decide to defer the completion of the merger until a later time (or abandon it altogether) as permitted by the merger agreement after LIN’s stockholders vote to adopt the merger agreement at the special meeting.  LIN’s board of directors will continue to evaluate the appropriate timing for completing the merger, whether promptly after its stockholders vote to adopt the merger agreement or a later time.

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About LIN

LIN is a local multimedia company that operates or services 43 television stations and seven digital channels in 23 U.S. markets, along with a diverse portfolio of web sites, apps and mobile products that make it more convenient to access its unique and relevant content on multiple screens.

LIN’s highly-rated television stations deliver important local news and community stories along with top-rated sports and entertainment programming to 10.5% of U.S. television homes. LIN’s digital media operations focus on emerging media and interactive technologies that deliver performance-driven digital marketing solutions to some of the nation’s most respected agencies and brands.   LIN is traded on the NYSE under the symbol “TVL”.

Forward-Looking Statements

This press release includes statements that constitute “forward-looking statements,” including statements regarding our future plans and operations. Forward-looking statements inherently involve risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements. Factors that could contribute to such differences include, but are not limited to, the risks outlined in the press release and other risks detailed in our periodic reports filed with the Securities and Exchange Commission. Reports may be accessed online at www.sec.gov or www.linmedia.com. By making these forward-looking statements, we undertake no obligation to update these statements for revisions or changes after the date of this press release.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

This communication is not a solicitation of a proxy from any security holder of LIN.  The merger will be submitted to LIN’s stockholders for their consideration, and in connection with such consideration, LIN and LIN Media filed with the SEC a definitive proxy statement/prospectus to be used to solicit LIN stockholder approval of the merger, as well as other relevant documents concerning the proposed merger, as part of a registration statement related to class A common shares of LIN Media.  Security holders are urged to read the proxy statement/prospectus, registration statement and any other relevant documents because they will contain important information about LIN, LIN Media and the merger, including its terms and anticipated effect and risks to be considered by LIN’s stockholders in connection with the merger. The proxy statement/prospectus and other documents relating to the merger can be obtained free of charge from the SEC’s website at www.sec.gov.  The documents can also be obtained free of charge from LIN on its web site (www.linmedia.com) or upon written request to LIN TV Corp., Attention: Secretary, One West Exchange Street, Suite 5A, Providence, Rhode Island 02903.

PARTICIPANTS IN THE SOLICITATION

In addition, LIN and its officers and directors may be deemed to be participants in the solicitation of proxies from LIN stockholders with respect to the merger. A description of any interests that LIN’s officers and directors may have in the merger are available in the proxy statement/prospectus. Information concerning LIN’s directors and executive officers is set forth in LIN’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 12, 2013 and its Annual Report on Form 10-K, which was filed with the SEC on March 15, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the investor relations page on LIN’s website at www.linmedia.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the merger of LIN and LIN Media, the expected timetable for completing the proposed merger, future financial and operating effects and benefits of the proposed merger, financial condition, results of operations and business and any other statements about LIN or LIN Media managements’ future expectations, beliefs, goals, plans or prospects constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of LIN’s management, based on information currently available to our management. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.  All of these forward-looking statements are based on estimates and assumptions made by LIN’s management, which, although it believes them to be reasonable, are inherently uncertain. Therefore, you should not place undue reliance upon such estimates or statements. LIN cannot assure you that any of such estimates or statements will be realized and actual results may differ materially from those contemplated by such forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, those described in LIN’s Annual Report on Form 10-K for the year ended December 31, 2012 and its most recent quarterly reports filed with the SEC, and the following:

•                  the ability to consummate the merger;

•                  the satisfaction of other conditions to consummation of the merger;

•                  the ability to realize anticipated benefits of the merger;

•                  the potential impact of the announcement of the merger or consummation of the merger, including a potential impact to the value of LIN’s common stock and results of operations;

•                  business, regulatory, legal or tax decisions;

•                  changes in tax laws and policies;

•                  economic conditions, including adverse changes in the national and local economies in which our stations operate and volatility and disruption of the capital and credit markets;

•                  increased competition, including from newer forms of entertainment and entertainment media, changes in distribution methods or changes in the popularity or availability of programming;

•                  adverse state or federal legislation or regulation or adverse determinations by regulators, including adverse changes in, or interpretations of, the exceptions to the Federal Communications Commission duopoly rule and the allocation of broadcast spectrum;

•                  declines in the domestic advertising market;

•                  further consolidation of national and local advertisers;

•                  global or local events that could disrupt television broadcasting; and

•                  changes in television viewing patterns, ratings and commercial viewing measurement.

Many of these factors are beyond our control. Forward-looking statements contained herein speak only as of the date hereof. LIN disclaims any intention or obligation to update any forward looking statements unless required by law, and it undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.